Supplement dated April 12, 2021
to the Prospectuses, each as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2020
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2020
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2020
Columbia Capital Allocation Moderate Portfolio	6/1/2020
Columbia Capital Allocation Aggressive Portfolio	6/1/2020
Columbia Income Builder Fund	6/1/2020
Columbia Multi-Asset Income Fund and Columbia Pacific/Asia Fund (the Funds) are removed as underlying funds. Accordingly, all references to the Funds are removed from the More Information About the Fund(s) sections of the Funds' prospectuses, and the description of the Funds is hereby removed from Appendix B — Underlying Funds — Investment Objectives and Strategies.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_115_(04/21)